UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 3, 2015

Paperweight Development Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-82084-01	39-2014992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

825 East Wisconsin Avenue, P.O Box 359, Appleton, Wisconsin		54912-0359
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 920-734-9841

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

As previously announced in the press release dated August 4, 2015 of Appvion, Inc. (the “Company”), a Delaware corporation and wholly owned subsidiary of Paperweight Development Corp. (“Paperweight”), a Wisconsin corporation, as filed with the Securities and Exchange Commission on August 4, 2015 with the Current Report on Form 8-K of Paperweight, the Company entered into an Asset Purchase Agreement (the “Agreement”) and simultaneously completed the sale of the assets primarily used in the development, manufacture and sale of microencapsulation materials by the Encapsys segment of the Company (the “Encapsys Business”) to Rise Acquisition LLC (“Rise”), a Delaware limited liability company and an affiliate of Sherman Capital Holdings LLC, a Delaware limited liability company, on August 3, 2015 for an aggregate purchase price of $208 million in cash, subject to working capital adjustments, and the assumption of certain liabilities (the “Sale”).

The Agreement contains customary representations, warranties and covenants of the Company regarding the Encapsys Business. Additionally, in connection with the consummation of the Sale, the parties have agreed to certain non-competition and non-solicitation covenants, including that, for a period of five years commencing on the closing, each of the Company and Rise and their respective affiliates will not compete with the other party’s business or solicit the employees of the other party.

Pursuant to the terms of the Agreement, the Company will indemnify Rise and its affiliated parties for breaches of its representations and warranties, breaches of covenants and certain other matters, including certain specified pre-closing environmental matters. The representations and warranties set forth in the Agreement generally survive for 15 months following the closing of the Sale, with longer survival periods with respect to certain fundamental representations and warranties and representations regarding taxes, employee benefit matters and environmental matters. The Company’s indemnification obligations generally are subject to a de minimus claim threshold of $50,000, a deductible of $2,080,000, in which case the Company will be required to indemnify only for such losses in excess of the deductible, and are capped at $13,520,000 for breaches of representations and warranties and covenants, with an additional $5,200,000 in indemnity coverage for breaches of the Company’s environmental representations and warranties. However, the deductible and cap on indemnification do not apply with respect to breaches of the fundamental representations and warranties described above, which are uncapped.

In connection with the Sale, the Company and Rise entered into certain other agreements, including a Supply Agreement, pursuant to which Rise will supply the Company with all of its microencapsulation product requirements for a ten-year term subject to renewal, and a Transition Services Agreement, pursuant to which the Company will provide certain transition services to Rise for up to three years following the closing. Additionally, the Company and Rise entered into a lease agreement, pursuant to which the Company will lease a portion of its facilities in Appleton, Wisconsin to Rise for a three-year term, as well as a Patent License Agreement with respect to certain shared patents related to the Encapsys Business and the Company’s retained paper businesses.

The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference in its entirety. The Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. In particular, the assertions embodied in the representations and warranties contained in the Agreement are qualified by information in the confidential disclosure schedules provided by the Company to Rise in connection with the signing of the Agreement. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. Moreover, certain representations and warranties in the Agreement were used for the purpose of allocating risk between the Company and Rise rather than establishing matters as facts. Accordingly, you should not rely on the representations and warranties in the Agreement as characterizations of facts about the Company, the Encapsys Business or Rise.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above is hereby incorporated by reference into this Item 2.01.

Item 9.01	Financial Statements and Exhibits.
(b)	Pro Forma Financial Information.

The unaudited condensed pro forma consolidated balance sheet of Paperweight as of April 5, 2015 and the unaudited condensed pro forma consolidated statement of operations of Paperweight for the years ended December 29, 2012, December 28, 2013, January 3, 2015 and the quarter ended April 5, 2015 and the related notes thereto, presented to give effect to the disposition of the Encapsys Business, are filed as Exhibit 99.1 hereto and are incorporated herein by reference.

Notice Regarding Forward-Looking Statements

This report and the exhibits hereto contain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, regarding the Sale and the Company’s plans, objectives, and intentions. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “poised”, “believes,” “predicts,” “potential,” “continue,” and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this report.

Forward-looking statements in this report and the exhibits hereto include matters that involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this report. Such risk factors include, among others: the realization of the expected benefits and results of the Sale and the impact on Paperweight’s financial results, as well as the factors listed under “Item 1A - Risk Factors” in the Annual Report on Form 10-K of Paperweight and any other filings of Paperweight with the Securities and Exchange Commission. Actual results may differ materially from those contained in the forward-looking statements in this report. Neither Paperweight or the Company undertakes any obligation, nor do they intend, to update these forward-looking statements to reflect events or circumstances occurring after the date of this report. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement.

(d)	Exhibits.

Exhibit No.	Description

2.1	Asset Purchase Agreement, dated as of August 3, 2015, by and between Appvion, Inc. and Rise Acquisition, LLC†

99.1	Unaudited condensed pro forma consolidated balance sheet of Paperweight as of April 5, 2015 and the unaudited condensed pro forma consolidated statement of operations of Paperweight for the years ended December 29, 2012, December 28, 2013, January 3, 2015 and the quarter ended April 5, 2015 and the related notes thereto.

†	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. Paperweight agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 7, 2015

By:	/s/ Thomas J. Ferree
Chief Financial Officer